UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004

                              OLD NATIONAL BANCORP
                              --------------------
             (Exact name of Registrant as specified in its charter)


           Indiana                     001-15817               35-1539838
           -------                     ---------               ----------
(State or other jurisdiction       (Commission File          (IRS Employer
     of incorporation)                  Number)            Identification No.)

       1 Main Street, Evansville, IN                              47708
       -----------------------------                              -----
 (Address of Principal Executive Offices)                       (Zip Code)


                                 (812) 464-1294
                                 --------------
              (Registrant's telephone number, including area code)

Item 2.02  Results of Operations and Financial Condition

     On October 28, 2004, Old National Bancorp reported its results for the third quarter 2004. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. Old National Bancorp also released the financial trends including third quarter 2004 results. The financial trends is included as Exhibit 99.2 hereto and is incorporated herein by reference. In connection therewith, a Third-Quarter 2004 Earnings Analyst Presentation will be available on Old National's website to compliment the conference call to be held on October 29, 2004, at 9:30 a.m. CST and will be accessible at http://www.oldnational.com 15 minutes before the conference call.


Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished herewith and this list constitutes the exhibit index:

     99.1   Press Release issued by Old National Bancorp on October 28, 2004
     99.2   Financial Trends issued by Old National Bancorp on October 28, 2004

     These exhibits may contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the exhibits, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

     Operating earnings presented excludes gains and charges related to initiatives that impacted Old National Bancorp's results in prior years. Operating earnings measures and comparisons are presented as management uses this information in assessing the company's performance and believes this information is valuable to the users of its financial statements.


                                  * * * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OLD NATIONAL BANCORP
                                            (Registrant)


Date: October 28, 2004
                                            By: /s/ John S. Poelker
                                                ----------------------------
                                                John S. Poelker
                                                Executive Vice President and
                                                Chief Financial Officer